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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)           April 13, 2000
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                                RAILAMERICA, INC.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



           0-20618                                     65-0328006
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   (Commission File Number)                 (IRS Employer Identification No.)



                          5300 Broken Sound Blvd., N.W.
                            Boca Raton, Florida 33487
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (561) 994-6015
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.         OTHER EVENTS

         On April 13, 2000, the Board of Directors of RailAmerica, Inc. (the "Company") amended its 1998 Common Stock Purchase Rights Agreement (the "Rights Agreement") to provide that EGS Associates, L.P., a Delaware limited partnership, EGS Partners L.L.C., a Delaware limited liability company, Bev Partners, L.P., a Delaware limited partnership, Jonas Partners, L.P., a New York limited partnership, EGS Management, L.L.C., a Delaware limited liability company, William Ehrman, Frederic Greenberg, Jonas Gerstl and Julia Oliver (collectively, the "Shareholders") would not be considered "Acquiring Persons," as that term is defined in the Rights Agreement, unless such persons shall be the beneficial owners, individually or in the aggregate, of twenty-five percent (25%) or more of the shares of Common Stock then outstanding.

         In addition, the Company and the Shareholders entered into that certain Waiver and Supplemental Agreement dated as of April 13, 2000 (the "Standstill Agreement Amendment") in which the Company waived certain restrictions on the Shareholders' ability to hold more than 19.9% of the outstanding common stock of the Company (the "Common Stock") to allow the Shareholders to hold, in the aggregate, no more than 25.0% of the outstanding Common Stock and set forth amendments in which the Shareholders gave certain representations and warranties and agreed to vote at any annual or special meeting of stockholders either (1) in favor of the nominees or proposals of the Company's management or (2) in the same proportion as the other holders of common stock vote on any proposal.

         Reference is made to the Fourth Amendment to Rights Agreement and to the Waiver and Supplemental Agreement filed as Exhibit 4.1 and Exhibit 4.2 respectively hereto. The Fourth Amendment set forth in Exhibit 4.1 and the Waiver and Supplemental Agreement set forth in Exhibit 4.2 are hereby incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

      Exhibit
       Number                        Description
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         4.1      Fourth Amendment to Rights Agreement, dated as of April 13,
                  2000, between the Company and American Stock Transfer & Trust Company.

         4.2 Waiver and Supplemental Agreement dated as of April 13, 2000 among the Company and EGS Associates, L.P, EGS Partners L.L.C., Bev Partners, L.P., Jonas Partners, L.P., EGS Management, L.L.C., William Ehrman, Frederic Greenberg, Jonas Gerstl and Julia Oliver.





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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       RAILAMERICA, INC.



Dated:  April 18, 2000                 By: /s/ Donald D. Redfearn
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                                           Name: Donald D. Redfearn
                                           Its:  Chief Administrative Officer,
                                                 Executive Vice President and
                                                 Secretary







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